UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2007

Commission File Number: 333-130344

NOVORI INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(state or other jurisdiction of incorporation or organization)

Suite 204B 9648 – 128th Street,
Surrey, British Columbia, Canada, V3T 2X9
(Address of principal executive offices)

(877) 877 4141
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events

On January 26, 2007 the board of directors of Novori Inc. (the “Company”) resolved to effect a 2:1 forward split of the Company’s stock by way of a declaration of dividend in kind on February 9, 2007, subject to approval from the NASD. The proposed details of the transaction are as follows:

  The record date shall be February 9, 2007;
  The payment date shall be February 16, 2007. The shares will be mailed on this date without any action required on the part of the shareholders;
  The ratio of the distribution is to be 2:1 meaning that for every share owned by a shareholder, another identical share will be issued (identical class, restrictive/non restrictive status, issue date);

Before the split, as at January 26, 2007, there are 12,878,625 shares of the company’s common stock issued. After the split, there will be 25,757,250 shares of the company’s common stock issued.

Item 9.01 Financial Statements and Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2007	NOVORI INC.
(Registrant)

	By:	/s/ Harold Schaffrick
President and Chief Executive Officer